UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 15, 2008
GATX Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File) Number)	36-1124040 (IRS Employer Identification No.)
222 West Adams Street
Chicago, Illinois 60606
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
For the six-month period beginning August 15, 2008, GATX Corporation will pay contingent interest on its 5% Senior Convertible Notes due 2023 determined in the manner provided in the indenture under which they were issued, at a rate of 0.25% of the average Trading Price (as defined in the indenture) of $1,000 principal amount of the notes for the five trading days ended August 13, 2008. The indenture requires payment of contingent interest for the six-month period beginning August 15, 2008, because the average Trading Price of the notes for the five trading days ended August 13, 2008, exceeded 120% of the principal amount of the notes. The contingent interest payment for the six-month period equals $4.6069 per $1,000 principal amount of the notes and will accrue together with regular interest on the notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION

(Registrant)

/s/ William J. Hasek

William J. Hasek
Senior Vice President and Treasurer
(Duly Authorized Officer)
Date: August 15, 2008